EXHIBIT 32.2

Certification of Principal Executive Officer
Pursuant to U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Jay Wolf, Chief Financial Officer of U.S. Wireless Data, Inc., hereby certify, to my knowledge, that the quarterly report on Form 10-QSB for the period ending March 31, 2005 of U.S. Wireless Data, Inc. (the "Form 10-QSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of U.S. Wireless Data, Inc.

Dated: May 16, 2005

/s/ Jay Wolf Jay Wolf Chief Operating Officer and Chief Financial Officer (Principal Financial Officer)